EXHIBIT 99.1

For immediate release
December 30, 2014
For more information:
Pam Cranford: 336-626-8300
investorrelations@community1.com
For press inquiries:
Kim Graham: 980-819-6268

CommunityOne Bancorp Announces Private Placement of Common Stock

Charlotte, NC- December 30, 2014-CommunityOne Bancorp (NASDAQ: COB) (the “Company”), the bank holding company for CommunityOne Bank, N.A. (the “Bank”), announced today that it completed a private placement of $25 million of its common stock, positioning the Company to grow its earning assets, including its loan portfolio, in 2015.

In the offering, the Company issued its stock to certain “accredited investors” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), at a purchase price of $10.56 per share (the “Offering”). The terms of the offering were set forth in a Subscription Agreement, dated as of December 29, 2014, entered into between the Company and each investor. The proceeds from the offering will allow the Company to increase its banking activities in its communities as the economy continues to strengthen. During 2014, the Bank invested in expanded commercial, real estate and residential mortgage lending capacity through hiring and geographic expansion into Raleigh and Winston Salem, North Carolina, and as reported, experienced 15% annualized loan growth in the 3rd quarter.

“The participation by our largest investors in the Offering indicates their support of our 2015 goals,” said Chan Martin, Chairman of the Company’s Board of Directors “We look forward to continuing to serve the communities in which we do business next year.”

“We are very pleased with the success of the Offering,” said Bob Reid, President and CEO of the Company. “The proceeds from the offering should allow us to continue to invest in our lending platforms in order to support continued robust loan growth into the new year.”

The Company’s common stock was offered and sold only to investors that met the “accredited investor” definition of Rule 501 of the Securities Act in reliance on the exemption from registration afforded under Section 4(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act.

The common stock offered in the Offering has not been registered under the Securities Act, or state securities laws, and may not be offered or sold in the United States without being registered with the Securities and Exchange Commission (the “SEC”) or through an applicable exemption from SEC registration requirements. The Company has agreed to file a shelf registration statement with the SEC covering the common stock purchased by the investors. Any offering of the Company’s securities under the resale registration statement will be made only by means of a prospectus.

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any security of the Company, nor will there be any sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

EXHIBIT 99.1

About CommunityOne Bancorp
CommunityOne Bancorp is the North Carolina-based bank holding company for CommunityOne Bank, N.A., a $2 billion community bank, operating 50 branches throughout North Carolina, offering a wide variety of consumer, mortgage and commercial banking services to retail and business customers, including loans, deposits, treasury management, wealth and online banking. Investors can obtain additional information about the Company and the Bank through reviewing its website at www.community1.com.

Caution About Forward-looking Statements
Certain statements made in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, such as statements about the Company’s board or its structure. Although the Company believes that its expectations with respect to such forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by such forward-looking statements. Factors could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, its quarterly reports on Form 10-Q, and other filings made with the SEC.

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